SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED ADVISORY AGREEMENT

This Second Amendment to Third Amended and Restated Advisory Agreement (this “First Amendment”) is adopted, executed and agreed to effective as of March 26, 2014, by and among Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “Corporation”), Bluerock Residential Holdings, LP, a Delaware limited partnership (the “Operating Partnership”), and Bluerock Multifamily Advisor, LLC, a Delaware limited liability company (the “Advisor”). Undefined terms used herein shall have the meaning ascribed to them in the Agreement (as defined below).

WITNESSETH :

WHEREAS, the Corporation, the Operating Partnership and the Advisor are parties to that certain Third Amended and Restated Advisory Agreement dated February 27, 2013, a copy of which is attached hereto as Exhibit A, as amended by that certain First Amendment dated effective as of October 14, 2013, a copy of which is attached hereto as Exhibit B (collectively, the “Agreement”), pursuant to which the Advisor is entitled to certain fees in exchange for providing to the Corporation and the Operating Partnership potential investment opportunities and a continuing and suitable investment program consistent with the investment objectives and policies of the Corporation.

WHEREAS, the Board of Directors of the Corporation is exploring strategic alternatives, including the possibility of a public offering of shares of its Common Stock and listing on a national securities exchange (the “Public Offering”).

WHEREAS, pursuant to Section 9(a) of the Agreement, the Advisor is entitled to receive certain acquisition fees in connection with acquisitions by the Company, substantially concurrently with the completion of the Public Offering, of additional real estate investments (the “Acquisition Fees”).

WHEREAS, the Advisor has agreed to receive the Acquisition Fees in the form of LTIP units, a class of partnership units in the Operating Partnership (“LTIP Units”).

NOW, THEREFORE, in consideration of the agreements and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Section 9(a) of the Agreement is hereby amended by adding the following sentence as the last sentence thereto:

“The Acquisition Fee shall be payable in the form of LTIP units, a class of partnership units in the Operating Partnership (“LTIP Units”).”

2.             All other provisions of the Agreement, as hereby amended, except superseded by or inconsistent with this Amendment, shall continue to be in full force and effect.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first set forth above.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.,
a Maryland corporation

By:	/s/ Michael L. Konig
Name:	Michael L. Konig
Title:	General Counsel

BLUEROCK RESIDENTIAL HOLDINGS, LP,
a Delaware limited partnership

By:	Bluerock Residential Growth REIT, Inc.,
its General Partner

	By:	/s/ Michael L. Konig
	Name:	Michael L. Konig
	Title:	General Counsel

BLUEROCK MULTIFAMILY ADVISOR, LLC,
a Delaware limited liability company

By:	/s/ Michael L. Konig
Name:	Michael L. Konig
Title:	General Counsel

EXHIBIT A

Third Amended and Restated Advisory Agreement

[SEE ATTACHED]

EXHIBIT B

First Amendment to Third Amended and Restated Advisory Agreement

[SEE ATTACHED]